UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA
(State or other jurisdiction of incorporation)

0-17071
(Commission File Number)

35-1544218
(IRS Employer Identification No.)

200 East Jackson Street
Muncie, Indiana
(Address of principal executive offices)

47305-2814
(Zip Code)

Registrant's telephone number, including area code: (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On November 19, 2013, the Board of Directors of First Merchants Corporation (the “Corporation”) increased the size of its Board of Directors from ten (10) to eleven (11) members with the additional vacancy added in Class I. The Board appointed F. Howard Halderman to fill the vacancy. Mr. Halderman’s term will continue until the 2014 Annual Meeting of the Shareholders, at which time he will be considered for election for a two (2) year term. As of the date of this report, the Board has not yet determined on which committees Mr. Halderman will serve. A copy of the Corporation’s press release, dated November 22, 2013, announcing the appointment of Mr. Halderman is attached hereto as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits.

(d)	(99.1) Press Release dated November 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 22, 2013

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 22, 2013 issued by First Merchants Corporation